HIGH INCOME
                             ---------------------
                             Opportunity Fund Inc.

                                   [GRAPHIC]

                                                              Semi-Annual Report
                                                              March 31, 1999

                                    [PHOTO]        [PHOTO]

                                    HEATH B.       JOHN C.
                                    MCLENDON       BIANCHI, CFA

                                    Chairman       Vice President

High Income
Opportunity
Fund Inc.

Dear Shareholder:

We are pleased to provide the semi-annual report for the High Income Opportunity Fund Inc. ("Fund") for the period ended March 31, 1999. During the six months, the Fund paid income dividends totaling $0.53 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its March 31, 1999 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price. We hope you find this report to be useful and informative.

               Price               Annualized             Six-Month
             Per Share          Distribution Rate       Total Return
           ------------         -----------------       ------------
          $11.16 (NAV)                9.25%                 4.28%
          $10.688 (NYSE)              9.66%                 0.90%

The Fund generated a total return of 4.28% over the past six months. In comparison, closed-end, non-leveraged high-yield funds averaged a total return based on NAV of 5.62% for the same period according to Lipper, Inc. (Lipper is a major fund-tracking organization.)

Market and Economic Overview

The high-yield bond market finished the first quarter of 1999 on a strong note with the meaningful rally in the stock markets fueling renewed investor interest in high-yield bonds. Given the continued strength in the U.S. economy, the high-yield bond market outperformed both the U.S. Treasury and investment grade corporate bond markets. Interest rates moved higher in a meaningful way with the higher quality end of the bond markets performing poorly. For example, 30-Year U.S. Treasuries generated the worst performance with a negative 7.0% return and 10-Year U.S. Treasuries returned a negative 3.17%.

For the first quarter of 1999, the U.S. high-yield bond market generated a roughly 2.0% total return. The only bonds that did better during the first quarter of 1999 were emerging market bonds that returned in excess of 5.5%. The high yield bond market's performance in the first quarter of 1999 fell in the middle of the range


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1
of the performance for U.S. Treasuries and stocks. The lowest quality sectors of the high-yield bond market generated the strongest total returns. The strongest performing industry sectors during the reporting period were basic materials (i.e., forest products, metals and mining), media (i.e., cable TV, and broadcasting), and telecommunications. The weakest industry sectors included health care and energy.

The High Income Opportunity Fund's performance lagged the various high yield indices somewhat in the first quarter with returns modestly below the domestic high-yield bond market. We were held back by our lower weightings in basic materials companies and our heavier weightings in health care companies. We have continued to maintain a meaningful emphasis on better quality issues and our strategy clearly did not help performance in the first quarter of 1999. Put simply, our expectation of slower U.S. economic growth and lower interest rates simply has not materialized and does not appear likely to happen for the foreseeable future.

Portfolio Strategy

During the period under review, we have started a multi-pronged investment strategy of eliminating underperforming companies such as some of our deteriorating credits in health care and selectively raising our exposure to basic industries that should benefit from continued economic growth. We have even modestly increased our energy exposure by investing in some of the higher-quality energy issues. We believe that our pro-growth sector strategy should work more effectively going forward. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we continue to find attractive yields. Some of our recent additions include US Home, Nortek, Packaging Materials Corporation of America, Tembec, Industries, and Ainsworth Lumber.*

Conclusion

We think that the middle B-rated segment of the high-yield bond market represents the best value given the U.S. economy's continued strength. Moreover, we believe our current strategy makes sense as long as economic growth continues to be strong. The Fund's average maturity of approximately 6 to 7 years on a call-adjusted basis should also somewhat limit the impact of rising rates.

Over the course of 1999, we expect a continuation of solid economic growth with modest inflation. This bodes well for the stock markets as well as the high-yield bond market. If our expectations come true, middle quality high-yield issues should do better. In addition, we will continue to focus closely on some of the

----------
*As of 3/31/99. Please note that these holdings are subject to change.


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving. We remain bullish on the total return prospects of high-yield bonds at current valuation levels, especially given the health of the U.S.
economy.

Thank you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you pursue your investment goals. If you have any questions about the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                 /s/ John C. Bianchi

Heath B. McLendon                     John C. Bianchi, CFA
Chairman                              Vice President

April 27, 1999


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 28. The descriptions in here are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end funds managed by SSBC Fund Management Inc., formerly known as Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group at
(800) 331-1710.


--------------------------------------------------------------------------------
4                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
CORPORATE BONDS AND NOTES -- 96.5%
Aerospace -- 0.4%
     2,725,000      B1*      BE Aerospace, Sr. Sub. Notes, 9.500% due 11/1/08+                         $ 2,915,750
------------------------------------------------------------------------------------------------------------------
Airlines -- 1.5%
    10,080,000      BB       Airplanes Pass Through Trust, Corporate Collateralized
                               Mortgage Obligation, Series D, 10.875% due 3/15/19                       10,240,978
     2,060,000      Ba2*     Continental Airlines, Notes, 8.000% due 12/15/05                            2,029,100
------------------------------------------------------------------------------------------------------------------
                                                                                                        12,270,078
------------------------------------------------------------------------------------------------------------------
Auto Parts -- 0.2%
     4,500,000      B-       Breed Technologies Inc., Sr. Sub. Notes,
                                9.250% due 4/15/08+                                                      1,800,000
------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.7%
     5,305,000      B1*      Exide Corp., Sr. Notes, 10.000% due 4/15/05                                 5,245,319
------------------------------------------------------------------------------------------------------------------
Broadcasting -- 2.8%
       890,000      B-       Capstar Broadcasting, Sr. Discount Notes, step bond to
                                yield 11.002% due 2/1/09                                                   758,725
    10,320,000      B1*      Chancellor Media, Company Guaranteed, Sr. Sub. Notes,
                                9.000% due 10/1/08+                                                     11,094,000
                             Citadel Broadcasting Co., Sr. Sub. Notes:
     1,350,000      B-         10.250% due 7/1/07                                                        1,490,063
     2,645,000      B-         9.250% due 11/15/08+                                                      2,836,762
     3,870,000      CCC+     Telemundo Holdings, Sr. Discount Notes,
                               step bond to yield 11.365% due 8/15/03+                                   2,205,900
                             TV Azteca SA De C.V., Sr. Notes:
     3,560,000      B+         10.125% due 2/15/04                                                       3,008,200
       950,000      B+         10.500% due 2/15/07                                                         798,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        22,191,650
------------------------------------------------------------------------------------------------------------------
Building Materials Chains -- 0.6%
                             Building Material Corp., Sr. Notes:
     1,250,000      BB         7.750% due 7/15/05                                                        1,218,750
     2,665,000      BB         8.000% due 12/1/08+                                                       2,658,337
       750,000      BB         Step bond to yield 10.015% due 7/1/04                                       781,875
------------------------------------------------------------------------------------------------------------------
                                                                                                         4,658,962
------------------------------------------------------------------------------------------------------------------
Building Products -- 1.5%
     1,945,000      B        Amatek Industries, Sr. Sub. Notes, 12.000% due 2/15/08+                     1,872,062
                             Nortek Inc., Sr. Notes:
     3,800,000      B+         9.250% due 3/15/07                                                        3,971,000
     4,995,000      B+         9.125% due 9/1/07                                                         5,219,775
       845,000      B+         8.875% due 8/1/08                                                           870,350
------------------------------------------------------------------------------------------------------------------
                                                                                                        11,933,187
------------------------------------------------------------------------------------------------------------------
Cable Television -- 12.6%
     3,470,000      BB-      Century Communications, Sr. Notes, 8.750% due 10/1/07                       3,634,825
     6,320,000      B+       Charter Communications Holdings, Sr. Discount Notes,
                               step bond to yield 9.920% due 4/1/11+                                     4,084,300
     2,585,000      B+       Charter Communications, Sr. Notes, 8.625% due 4/1/09+                       2,659,319

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Cable Television -- 12.6% (continued)
     6,700,000      B2*      Comcast UK Cable, Sr. Unsecured Discount Debentures,
                               step bond to yield 11.613% due 11/15/07                                 $ 5,929,500
                             CSC Holdings, Inc.:
     1,115,000      BB+        Debentures, 7.875% due 2/15/18                                            1,149,844
                               Sr. Sub. Debentures:
    12,910,000      BB-          9.875% due 2/15/13                                                     14,362,375
     5,525,000      BB-          10.500% due 5/15/16                                                     6,588,562
     1,075,000      BB-          9.875% due 4/1/23                                                       1,206,687
     2,315,000      B        Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09+                           2,407,600
                             NTL Inc., Sr. Notes:
     4,950,000      B-         11.500% due 10/1/08+                                                      5,581,125
     1,930,000      B-         Step bond to yield 12.375% due 10/1/08+                                   1,322,050
                             Rogers Cablesystems, Sr. Secured Second Priority:
     4,250,000      BB+        Company Guaranteed Debentures, 10.000% due 12/1/07                        4,781,250
    11,970,000      BB-        Company Guaranteed Sr. Sub. Debentures,
                                  11.000% due 12/1/15                                                   14,079,713
     1,750,000      BB+        Debentures, 10.000% due 3/15/05                                           1,977,500
     2,250,000      BB-      Rogers Communications, Sr. Notes, 9.125% due 1/15/06                        2,368,125
     3,650,000      B+       Telewest Communications PLC, Sr. Notes,
                               11.250% due 11/1/08+                                                      4,261,375
    34,980,000      B        United International Holdings Inc., Sr. Discount Notes,
                               step bond to yield 11.084% due 2/15/08                                   23,786,400
------------------------------------------------------------------------------------------------------------------
                                                                                                       100,180,550
------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.0%
                             Circus Circus Enterprises, Sr. Sub. Notes:
       705,000      BB+        7.625% due 7/15/13                                                          645,956
     1,705,000      BBB-       6.700% due 11/15/2096                                                     1,630,406
     4,080,000      BB+      Harrahs Operating Inc., Company Guaranteed Notes,
                               7.875% due 12/15/05                                                       4,110,600
     3,725,000      B        Harvey Casinos Resorts, Sr. Sub. Notes,
                               10.625% due 6/1/06                                                        3,948,500
     3,510,000      B        Hollywood Park Inc., Sr. Notes, 9.250% due 2/15/07                          3,606,525
                             Station Casinos, Sr. Sub. Notes:
       855,000      B+         10.125% due 3/15/06                                                         908,437
     1,250,000      B+         8.875% due 12/1/08+                                                       1,284,375
------------------------------------------------------------------------------------------------------------------
                                                                                                        16,134,799
------------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 0.1%
     1,155,000      NR       Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+                          1,137,675
------------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.3%
     2,715,000      B        AEI Holding Resources Inc., Sr. Sub. Notes,
                               10.500% due 12/15/05 +                                                    2,742,150
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Construction/AG Equipment/Trucks -- 0.5%
     3,775,000      B        Columbus McKinnon Corp., Sr. Sub. Notes,
                               8.500% due 4/1/08                                                       $ 3,718,375
------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 1.5%
       335,000      B        AEP Industries, Sr. Sub. Notes, 9.875% due 11/15/07                           345,887
     3,250,000      B        Huntsman Packaging Corp., Sr. Sub. Notes,
                               9.125% due 10/1/07                                                        3,245,938
     5,125,000DEM   B        Impress Metal Packaging, Sr. Sub. Notes,
                               9.875% due 5/29/07                                                        3,140,180
     1,600,000      B        Stone Container, Sr. Notes, 11.500% due 8/15/06+                            1,744,000
                             Tekni-Plex, Inc., Sr. Sub. Notes:
     2,760,000      B-         9.250% due 4/1/07                                                         2,822,100
       500,000      B-         11.250% due 3/1/08                                                          548,750
------------------------------------------------------------------------------------------------------------------
                                                                                                        11,846,855
------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.8%
     3,375,000      Ba3*     R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06+                           3,543,750
                             RBF Finance Co., Sr. Notes:
       960,000      BB-        11.000% due 3/15/06+                                                      1,015,200
     2,020,000      BB-        11.375% due 3/15/09+                                                      2,141,200
------------------------------------------------------------------------------------------------------------------
                                                                                                         6,700,150
------------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.8%
     2,930,000      BB       DR Structured Finance Co., Pass Through Certificates,
                               8.375% due 8/15/15                                                        2,964,253
     2,900,000      BB+      KMart Corp., Debentures, 12.500% due 3/1/05                                 3,686,625
------------------------------------------------------------------------------------------------------------------
                                                                                                         6,650,878
------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.7%
     3,825,000      BB-      CIA Latino Americana, Company Guaranteed Sr. Notes,
                               11.625% due 6/1/04+                                                       2,122,875
     4,950,000      B2*      Intertek Finance PLC, Company Guaranteed Notes,
                               10.250% due 11/1/06                                                       4,615,875
     6,675,000      B-       Outsourcing Solutions, Sr. Sub. Notes,
                               11.000% due 11/1/06+                                                      6,608,250
------------------------------------------------------------------------------------------------------------------
                                                                                                        13,347,000
------------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                             Amresco Inc., Sr. Sub. Notes:
       750,000      CCC+       10.000% due 3/15/04                                                         596,250
     1,890,000      CCC+       9.875% due 3/15/05                                                        1,493,100
------------------------------------------------------------------------------------------------------------------
                                                                                                         2,089,350
------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 1.6%
     1,150,000      B-       Eagle-Picher Industrial Inc., Sr. Sub. Notes,
                               9.375% due 3/1/08                                                         1,115,500
     8,550,000      B        Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08+                       7,021,687
     4,475,000      B+       Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07                    4,620,437
------------------------------------------------------------------------------------------------------------------
                                                                                                        12,757,624
------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Drugs - Generic -- 1.4%
    11,250,000      BB       ICN Pharmaceuticals Inc., Sr. Notes,
                               9.250% due 8/15/05                                                     $ 11,475,000
------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 0.5%
     3,880,000      BB       CMS Energy, Sr. Notes, 7.500% due 1/15/09                                   3,923,650
------------------------------------------------------------------------------------------------------------------
Electronic Components -- 2.0%
     4,051,000      B+       Celestica International, Sr. Sub. Notes,
                               10.500% due 12/31/06                                                      4,476,355
    11,575,000      B-       Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                         11,083,063
------------------------------------------------------------------------------------------------------------------
                                                                                                        15,559,418
------------------------------------------------------------------------------------------------------------------
Electronic Data Processing -- 3.6%
                             Unisys Corp., Sr. Notes:
    10,875,000      BB-        12.000% due 4/15/03                                                      12,057,656
    14,550,000      BB-        11.750% due 10/15/04                                                     16,514,250
------------------------------------------------------------------------------------------------------------------
                                                                                                        28,571,906
------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.2%
     3,830,000      B        Group Maintenance, Sr. Sub. Notes, 9.750% due 1/15/09+                      3,925,750
     1,700,000      B+       Integrated Electrical Inc., Sr. Sub. Notes, 9.375% due 2/1/09+              1,742,500
     3,705,000      B        Metromedia Fiber Network, Sr. Notes,
                               10.000% due 11/15/08+                                                     3,982,875
------------------------------------------------------------------------------------------------------------------
                                                                                                         9,651,125
------------------------------------------------------------------------------------------------------------------
Environmental Services -- 0.5%
     3,780,000      BB       Allied Waste North America, Sr. Sub. Notes,
                               7.875% due 1/1/09+                                                        3,694,950
------------------------------------------------------------------------------------------------------------------
Food Distributors -- 2.7%
     6,615,000      B2*      Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08+                          6,697,688
     7,075,000      B        Imperial Holly Corp., Company Guaranteed, Sr. Sub. Notes,
                               9.750% due 12/15/07                                                       7,145,750
     2,275,000      B-       Purina Mills, Sr. Sub. Notes, 9.000% due 3/15/10                            1,831,375
     5,640,000      B        SC International Services Inc., Sr. Sub. Notes,
                               9.250% due 9/1/07                                                         6,126,450
------------------------------------------------------------------------------------------------------------------
                                                                                                        21,801,263
------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.6%
     4,575,000      B-       B&G Foods Inc., Company Guaranteed Sr. Sub. Notes,
                               9.625% due 8/1/07                                                         4,506,375
------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.7%
     4,955,000      B        Ainsworth Lumber, Sr. Notes, 12.500% due 7/15/07                            5,264,687
------------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.1%
       700,000      B-       Simmons Co., Sr. Sub. Notes, 10.250% due 3/15/09+                             724,500
------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.9%
     3,160,000      Ba1*     Dr. Horton Inc., Notes, 8.000% due 2/1/09                                   3,104,700
     4,280,000      BB-      US Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                           4,194,400
------------------------------------------------------------------------------------------------------------------
                                                                                                         7,299,100
------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Hospital/Nursing Management -- 3.6%
                             Columbia/HCA Healthcare, Notes:
     1,065,000      BB+        7.000% due 7/1/07                                                         $ 963,825
     1,000,000      BB+        7.250% due 5/20/08                                                          912,500
     1,000,000      BB+        8.700% due 2/10/10                                                          997,500
     2,000,000      BB+        6.630% due 7/15/45                                                        1,932,500
                             Fresenius Medical Capital Trust, Trust Preferred Security:
     2,825,000      B+         9.000% due 12/1/06                                                        2,902,688
     4,850,000      Ba3*       7.875% due 2/1/08                                                         4,777,250
                             Integrated Health Services Inc., Sr. Sub. Notes:
     2,200,000      B2*        9.500% due 9/15/07                                                        1,408,000
       230,000      B2*        9.250% due 1/15/08                                                          144,900
    14,765,000      B-       Magellan Health Services, Sr. Sub. Notes,
                               9.000% due 2/15/08                                                       12,734,813
                             Sun Healthcare Group Inc., Sr. Sub. Notes:
     4,200,000      B2*        9.500% due 7/1/07                                                           840,000
     5,400,000      B2*        9.375% due 5/1/08+                                                        1,080,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        28,693,976
------------------------------------------------------------------------------------------------------------------
Hotels/Resorts -- 2.1%
     5,375,000      B-       Courtyard by Marriott, Sr. Secured Notes,
                               10.750% due 2/1/08                                                        5,576,563
                             HMH Properties:
     4,105,000      BB         Company Guaranteed Notes, 7.875% due 8/1/08                               4,012,637
     5,280,000      BB         Sr. Notes, 8.450% due 12/1/08                                             5,253,600
                             Intrawest Corp., Sr. Notes:
     1,285,000      B+         9.750% due 8/15/08+                                                       1,326,763
       665,000      B+         9.750% due 8/15/08                                                          689,937
------------------------------------------------------------------------------------------------------------------
                                                                                                        16,859,500
------------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 1.0%
     5,500,000      BB+      SIG Capital Trust, Notes, 9.500% due 8/15/27                                4,317,500
     4,175,000      BB-      Veritas Capital Trust, Trust Certificates, 10.000% due 1/1/28               3,835,781
------------------------------------------------------------------------------------------------------------------
                                                                                                         8,153,281
------------------------------------------------------------------------------------------------------------------
Internet Services -- 3.3%
                             Psinet Inc., Sr. Notes:
     6,500,000      B-         10.000% due 2/15/05                                                       6,922,500
     4,840,000      B-         11.500% due 11/1/08+                                                      5,481,300
     6,975,000      NR       Splitrock Services, Company Guaranteed,
                               11.750% due 7/15/08                                                       6,661,125
     3,545,000      B-       Verio Inc., Sr. Notes, 11.250% due 12/1/08+                                 3,996,987
     4,650,000      NR       WAM!Net Inc., Sr. Discount Notes,
                               step bond to yield 13.004% due 3/1/05                                     2,836,500
------------------------------------------------------------------------------------------------------------------
                                                                                                        25,898,412
------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.7%
     6,085,000      B        Regal Cinemas Inc., Sr. Sub. Notes, 9.500% due 6/1/08+                      6,221,913
     7,425,000      B-       SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08                   7,592,062
------------------------------------------------------------------------------------------------------------------
                                                                                                        13,813,975
------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Machinery - Industrial/Components -- 0.8%
     3,812,000      B-       Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03                   $ 3,859,650
     1,140,000      B+       Applied Power Inc., Sr. Sub. Notes, 8.750% due 4/1/09                       1,154,250
       950,000      Ba3*     Westinghouse Air Brake Inc., Sr. Notes,
                                9.375% due 6/15/05+                                                        971,375
------------------------------------------------------------------------------------------------------------------
                                                                                                         5,985,275
------------------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.4%
     2,100,000GBP   B        Polestar PLC, Sr. Notes, 10.500% due 5/30/08                                3,440,900
------------------------------------------------------------------------------------------------------------------
Metal Fabrications -- 0.2%
     1,330,000      BB       California Steel Industries, Sr. Notes, 8.500% due 4/1/09+                  1,349,950
------------------------------------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.5%
     5,050,000      B-       Haynes International Inc., Sr. Notes, 11.625% due 9/1/04                    4,090,500
------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.4%
     3,465,000      Baa3*    Triarc Consumer Beverage, Sr. Sub. Notes,
                                10.250% due 2/15/09+                                                     3,465,000
------------------------------------------------------------------------------------------------------------------
Office Equipment/Supplies -- 0.4%
     3,100,000      B3*      Axiohm Transaction Solutions, Sr. Sub. Notes,
                                9.750% due 10/1/07                                                       2,821,000
------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 2.5%
     2,375,000      B        Canadian Forest Oil Ltd., Sr. Sub. Notes,
                                8.750% due 9/15/07                                                       2,291,875
     6,350,000      B+       Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                              5,143,500
                             Ocean Energy:
     3,600,000      BB-         Sr. Sub. Debentures, 9.750% due 10/1/06                                  3,672,000
     5,425,000      BB-         Sr. Sub. Notes, 10.375% due 10/15/05                                     5,533,500
     3,200,000      B2*      Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07                      3,152,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        19,792,875
------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.2%
     2,570,000      B+       ICO Inc., Sr. Notes, 10.375% due 6/1/07                                     1,754,025
------------------------------------------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.4%
     3,200,000      B-       Revlon Consumer Products, Sr. Sub. Notes,
                                8.625% due 2/1/08                                                        2,912,000
------------------------------------------------------------------------------------------------------------------
Paper -- 1.6%
     4,900,000      BB       Mallette Inc., Sr. Secured Notes, 12.250% due 7/15/04                       5,304,250
                             Riverwood International Corp., Company Guaranteed:
     3,945,000      CCC+        10.625% due 8/1/07                                                       4,161,975
     1,065,000      B-          10.875% due 4/1/08                                                       1,033,050
     1,835,000      BB+      Tembec Industries, Sr. Notes, 8.625% due 6/30/09                            1,864,819
------------------------------------------------------------------------------------------------------------------
                                                                                                        12,364,094
------------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.5%
     3,820,000      BB-      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06+                             3,963,250
------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.4%
     3,565,000      BB-      World Color Press Inc., Sr. Sub. Notes,
                                7.750% due 2/15/09+                                                      3,511,525
------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Real Estate Investment Trusts -- 0.8%
     4,000,000      NR       Ocwen Asset Investment, Sr. Notes,
                                11.500% due 7/1/05+                                                    $ 3,160,000
     3,100,000      Baa3*    Trizec Finance, Sr. Notes, 10.875% due 10/15/05                             3,363,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         6,523,500
------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.6%
     1,720,000      B        Nationsrent Inc., Company Guaranteed Sr. Sub. Notes,
                                10.375% due 12/15/08+                                                    1,810,300
     3,285,000      BB-      United Rentals Inc., Sr. Sub. Notes, 9.250% due 1/15/09+                    3,338,380
------------------------------------------------------------------------------------------------------------------
                                                                                                         5,148,680
------------------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.1%
       475,000      CCC+     Pathmark Stores Inc., Sub. Notes,
                                12.625% due 6/15/02                                                        489,844
------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
     5,600,000      B-       Advance Stores Co., Sr. Sub. Notes, 10.250% due 4/15/08                     5,712,000
------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.0%
     5,500,000      B2*      Ocwen Capital Trust, Company Guaranteed Notes,
                                10.875% due 8/1/27                                                       4,441,250
     3,400,000      BB-      Ocwen Financial Corp., Sr. Notes,
                                11.875% due 10/1/03                                                      3,213,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         7,654,250
------------------------------------------------------------------------------------------------------------------
Semiconductors -- 0.8%
     6,510,000      B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                10.125% due 3/15/07                                                      6,510,000
------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.2%
     4,490,000      B1*      Algoma Steel Inc., First Mortgage Notes,
                                12.375% due 7/15/05                                                      4,377,750
     1,735,000      Ba3*     National Steel Corp., Sr. Notes, 9.875% due 3/1/09+                         1,787,050
     3,270,000      B        WHX Corp., Sr. Notes, 10.500% due 4/15/05                                   3,171,900
------------------------------------------------------------------------------------------------------------------
                                                                                                         9,336,700
------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 15.0%
                             Colt Telecommunications Group PLC, Sr. Notes:
     1,390,000DEM   B1*         8.875%  due 11/30/07                                                       809,478
       400,000GBP   B1*         10.125% due 11/30/07                                                       700,610
       995,000DEM   B           7.625% due 7/31/08                                                         558,850
    11,750,000DEM   B1*         7.625% due 7/31/08                                                       6,599,484
                             E.Spire Communications, Sr. Notes:
       700,000      NR          13.750% due 7/15/07                                                        693,000
    13,610,000      NR          Step bond to yield 11.013% due 7/1/08                                    6,566,825
                             Esprit Telecommunications Group, Sr. Notes:
     3,900,000      B-          11.500% due 12/15/07                                                     4,163,250
     4,000,000DEM   B-          11.500% due 12/15/07                                                     2,384,632
     2,250,000      B-          10.875% due 6/15/08                                                      2,373,750
     6,575,000      NR       Facilicom International Inc., Sr. Notes,
                                10.500% due 1/15/08                                                      5,095,625

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Telecommunications - Other -- 15.0% (continued)
                             Hermes Europe Railtel Intelcom, Sr. Notes:
     6,250,000      B          11.500% due 8/15/07                                                     $ 6,890,625
     2,050,000      NR         10.375% due 1/15/09+                                                      2,198,625
     1,250,000      BB-      Impsat Corp., Sr. Notes, 12.125% due 7/15/03                                1,168,750
                             Intermedia Communications Inc., Sr. Discount
                               Unsecured Notes:
       800,000      B            8.600% due 6/1/08                                                         804,000
     2,870,000      B            9.500% due 3/1/09+                                                      3,020,675
     9,545,000      B            Step bond to yield 11.925% due 5/15/06                                  8,137,113
     1,535,000      CCC+     IXC Communications Inc., Sr. Sub. Notes,
                               9.000% due 4/15/08                                                        1,584,887
                             Metronet Communications:
    19,375,000      B          Sr. Discount Notes, step bond to yield
                                 10.038% due 6/15/08                                                    15,015,625
                               Sr. Notes:
     9,000,000      B            12.000% due 8/15/07                                                    10,687,500
     3,030,000      B            10.625% due 11/1/08+                                                    3,529,950
     7,455,000      B        Nextlink Communications, Sr. Notes, 12.500% due 4/15/06                     8,256,413
     4,550,000      NR       Pagemart Nationwide, Inc., Sr. Discount Notes,
                               step bond to yield 13.126% due 2/1/05                                     3,822,000
    11,075,000      NR       Pagemart Wireless Inc., Sr. Discount Notes,
                               step bond to yield 11.250% due 2/1/08                                     4,014,687
     8,600,000      B-       Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04                         8,922,500
                             RCN Corp.:
     6,275,000      B3*        Sr. Discount Notes, step bond to yield
                                 11.146% due 10/15/07                                                    4,235,625
     2,355,000      B3*        Sr. Notes, 10.000% due 10/15/07                                           2,425,650
       625,000      NR       Versatel Telecommunications, Sr. Notes,
                               13.250% due 5/15/08                                                         651,563
     3,625,000      Caa1*    Viatel, Sr. Notes, 11.250% due 4/15/08                                      3,751,875
------------------------------------------------------------------------------------------------------------------
                                                                                                       119,063,567
------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 7.6%
     3,460,000      CCC+     Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08+                  3,658,950
     8,849,000      B3*      Clearnet Communications, Inc., Sr. Discount Notes,
                               step bond to yield 12.468% due 12/15/05                                   8,141,080
                             Dolphin Telecom PLC, Sr. Discount Notes:
     8,675,000      B-         Step bond to yield 11.432% due 6/1/08+                                    4,445,937
     8,025,000ECU   CCC+       Step bond to yield 12.702% due 6/1/08                                     4,266,912
     7,585,000      B3*      Iridium LLC/Capital Corp., Company Guaranteed
                               Sr. Notes, 14.000% due 7/15/05                                            3,564,950
    11,370,000      B-       Millicom International Cellular S.A., Sr. Discount Notes,
                               step bond to yield 13.462% due 6/1/06                                     8,499,075
                             Nextel Communications, Sr. Discount Notes:
     3,925,000      B2*        Step bond to yield 10.944% due 9/15/07                                    2,904,500
     5,170,000      B2*        Step bond to yield 10.714% due 2/15/08                                    3,657,775
     9,265,000      Ba3*     Orange PLC, Sr. Notes, 8.000% due 8/1/08                                    9,519,788
                             Telesystems Communications, Sr. Discount Notes:
    16,375,000      CCC+       Step bond to yield 12.586% due 6/30/07                                    9,006,250
     6,250,000      CCC+       Step bond to yield 11.200% due 11/1/07                                    3,000,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        60,665,217
------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT++       RATING(a)                      SECURITY                                                  VALUE
==================================================================================================================
Textiles -- 0.5%
     7,050,000      B        Texon International, Sr. Notes, 10.000% due 2/1/08                        $ 3,580,260
------------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 1.1%
     2,125,000      B-       Oglebay Norton Co., Sr. Notes, 10.000% due 2/1/09+                          2,071,875
     3,315,000      BB-      Sea Containers Limited, Sr. Sub. Debentures,
                               12.500% due 12/1/04                                                       3,580,200
     3,950,000      B+       Stena Line AB, Sr. Notes, 10.625% due 6/1/08                                3,046,438
------------------------------------------------------------------------------------------------------------------
                                                                                                         8,698,513
------------------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.7%
                             AES Corp., Sr. Sub. Notes:
     3,250,000      Ba1*       10.250% due 7/15/06                                                       3,445,000
    10,110,000      Ba1*       8.500% due 11/1/07                                                        9,983,625
                             Calpine Corp., Sr. Notes:
     5,375,000      Ba2*       10.500% due 5/15/06                                                       5,912,500
     1,550,000      Ba2*       8.750% due 7/15/07                                                        1,615,875
       617,137      BBB-     Midland Cogeneration Venture Limited Partnership,
                               Midland Funding, Debentures, Sr. Secured Lease
                               Obligation Bond, Series C, 10.330% due 7/23/02                              647,994
------------------------------------------------------------------------------------------------------------------
                                                                                                        21,604,994
------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
                             Fisher Scientific International, Sr. Sub. Notes:
     2,275,000      B-         9.000% due 2/1/08                                                         2,303,438
       390,000      B-         9.000% due 2/1/08+                                                          394,875
------------------------------------------------------------------------------------------------------------------
                                                                                                         2,698,313
------------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $791,909,477)                                                    767,347,702
==================================================================================================================

        SHARES                              SECURITY                                                       VALUE
==================================================================================================================
COMMON STOCK -- 0.0%
Telecommunications - Other -- 0.0%
        20,125               Pagemart Nationwide Inc. (Cost-- $0)                                          115,719
==================================================================================================================
PREFERRED STOCK -- 1.1%
Broadcasting -- 0.6%
        37,209               Capstar Communications, Exchangeable 12.625%                                4,465,080
------------------------------------------------------------------------------------------------------------------
Electronic Components -- 0.1%
        63,722               Viasystems Inc., Series B, Payment-in-kind                                    892,107
------------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
         5,000               SD Warren, Series B, Exchangeable 14.000%                                     255,000
------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.4%
       108,000               California Federal, Series A, Exchangeable 9.125%                           2,862,000
------------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost -- $8,558,119)                                                        8,474,187
==================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

        SHARES                              SECURITY                                                       VALUE
==================================================================================================================
WARRANTS# -- 1.0%
Broadcasting -- 0.0%
         9,225               Australis Holdings, Expire 10/30/01+                                        $       0
        14,825               United International Holdings Australia Inc.,
                                Expire 5/15/06                                                              14,825
------------------------------------------------------------------------------------------------------------------
                                                                                                            14,825
------------------------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
         5,700               Wireless One, Inc., Expire 10/15/03                                             1,425
------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
         6,975               Splitrock Service Inc., Expire 7/15/08+                                       418,500
        13,950               WAM!Net Inc., Expire 3/1/05+                                                  317,363
------------------------------------------------------------------------------------------------------------------
                                                                                                           735,863
------------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
         8,175               SD Warren Corp., Expire 12/5/06+                                              143,880
------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.7%
         7,800               Allegiance Telecommunications Inc., Expire 2/3/08                              85,800
         8,000               Colt Telecommunications Group PLC, Expire 12/31/06+                         4,000,000
       102,250               Metronet Communications, Expire 8/15/07+                                      357,875
        43,470               Pagemart Inc., Expire 12/31/03+                                               217,350
         7,600               Primus Telecomm Group, Expire 8/1/04                                           64,600
         6,975               RSL Communications Ltd., Expire 11/15/06+                                     272,025
           625               Versatel Telecom Inc., Expire 5/15/08+                                         43,750
------------------------------------------------------------------------------------------------------------------
                                                                                                         5,041,400
------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.2%
        55,110               Clearnet Communications Inc., Expire 9/15/05+                                 220,440
         7,500               Globalstar LP, Expire 2/15/04+                                                412,500
         6,725               Iridium LLC Corp., Expire 7/15/05+                                            934,640
         6,575               Nextel Communications, Inc., Expire 4/25/99                                    68,906
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,636,486
------------------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost -- $2,576,034)                                                        7,573,879
==================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                        SECURITY                                                 VALUE
==================================================================================================================
REPURCHASE AGREEMENT -- 1.4%
    $10,993,000                 Morgan Stanley Dean Witter & Co., Inc., 4.930%
                                due 4/1/99; Proceeds at maturity -- $10,994,505;
                                (Fully collateralized by U.S. Treasury Notes, 4.875%
                                due 3/31/01; Market value -- $11,266,983)
                                (Cost -- $10,993,000)                                                 $ 10,993,000
==================================================================================================================
                                TOTAL INVESTMENTS -- 100%
                                (Cost -- $814,036,630**)                                              $794,504,487
==================================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

#     Non-income producing securities.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 16 for definition of ratings.

      Currency Abbreviations:
      -----------------------
      ECU -- European Currency Unit
      DEM -- German Mark
      GBP -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B     -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's")-- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa       -- Bonds rated "Baa" are considered to be medium grade obligations;
             that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be con sidered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa       -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR        -- Indicates that the bond is not rated by Standard & Poor's or
             Moody's.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $814,036,630)                         $ 794,504,487
  Interest receivable                                                    16,970,543
  Receivable for securities sold                                          4,170,782
  Receivable for open forward foreign currency contracts                    248,365
-----------------------------------------------------------------------------------
  Total Assets                                                          815,894,177
-----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                        6,859,025
  Dividends payable                                                       1,714,316
  Management fees payable                                                   835,388
  Payable to bank                                                            13,549
  Payable for open forward foreign currency contracts                         6,380
  Accrued expenses                                                          181,200
-----------------------------------------------------------------------------------
  Total Liabilities                                                       9,609,858
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 806,284,319
===================================================================================
NET ASSETS:
  Par value of capital shares                                         $      72,230
  Capital paid in excess of par value                                   899,768,919
  Overdistributed net investment income                                  (1,613,943)
  Accumulated net realized loss from security transactions              (72,635,336)
  Net unrealized depreciation of investments and foreign currencies     (19,307,551)
-----------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.16 a share on 72,230,352 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)        $ 806,284,319
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1999

INVESTMENT INCOME:
  Interest                                                         $ 42,733,646
  Dividends                                                             391,627
--------------------------------------------------------------------------------
  Total Investment Income                                            43,125,273
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            4,624,337
  Shareholder communication fees                                        119,670
  Custody                                                                26,927
  Shareholder and system servicing fees                                  18,948
  Audit and legal                                                        14,560
  Directors' fees                                                         5,485
  Other                                                                  29,920
--------------------------------------------------------------------------------
  Total Expenses                                                      4,839,847
--------------------------------------------------------------------------------
Net Investment Income                                                38,285,426
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Loss From:
    Securities transactions (excluding short-term securities)       (15,523,847)
    Foreign currency transactions                                       (32,982)
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (15,556,829)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments
  and Foreign Currencies:
    Beginning of period                                             (28,844,872)
    End of period                                                   (19,307,551)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             9,537,321
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                       (6,019,508)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 32,265,918
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 1999 (unaudited) and the Year Ended September 30, 1998

                                                            1999             1998
=====================================================================================
OPERATIONS:
  Net investment income                                $  38,285,426    $  77,058,960
  Net realized gain (loss)                               (15,556,829)       4,505,920
  (Increase) decrease in net unrealized depreciation       9,537,321      (85,807,339)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       32,265,918       (4,242,459)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (37,901,912)     (81,031,027)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (37,901,912)     (81,031,027)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                          2,293,455       12,211,727
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                2,293,455       12,211,727
-------------------------------------------------------------------------------------
Decrease in Net Assets                                    (3,342,539)     (73,061,759)

NET ASSETS:
  Beginning of period                                    809,626,858      882,688,617
-------------------------------------------------------------------------------------
  End of period*                                       $ 806,284,319    $ 809,626,858
=====================================================================================
* Includes overdistributed net investment income of:   $  (1,613,943)   $  (1,966,392)
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted dis count or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $695,344 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the six months ended March 31, 1999, the aggregate cost of pur chases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $300,161,315
--------------------------------------------------------------------------------
Sales                                                                318,329,862
================================================================================

At March 31, 1999, the aggregate gross unrealized appreciation and de pre ci ation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  30,658,446
Gross unrealized depreciation                                       (50,190,589)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (19,532,143)
================================================================================

4. Capital Loss Carryforward

At September 30, 1998, the Fund had, for Federal tax purposes, approximately $54,135,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                      2003               2004
================================================================================
Carryforward Amounts                              $16,017,000        $38,118,000
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recog nized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 1999, the Fund did not have any open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 1999, the Fund did not have any open purchased call or put option contracts.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 1999, the Fund had not written any call or put options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

At March 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The realized and unrealized loss on the contracts is re flected as follows:

                                 Local         Market    Settlement  Unrealized
Foreign Currency                Currency        Value       Date     Gain (Loss)
================================================================================
To Buy:
German Mark                     1,876,667   $ 1,040,125    6/10/99    $  (6,380)

To Sell:
British Pound                   2,649,700     4,267,928    9/22/99       50,739
European Currency Unit          3,264,169     3,538,316    6/10/99       32,685
German Mark                    33,750,867    18,706,105    6/10/99      164,941
--------------------------------------------------------------------------------
                                                                        248,365
--------------------------------------------------------------------------------
Total Unrealized Gain on Forward
  Foreign Currency Contracts                                          $ 241,985
================================================================================

9. Capital Shares

Capital stock transactions were as follows:

                                    Six Months Ended            Year Ended
                                     March 31, 1999         September 30, 1998
                                  ---------------------    ---------------------
                                  Shares       Amount      Shares       Amount
================================================================================
Shares issued on
  dividend reinvestment           213,742   $ 2,293,455    995,988   $12,211,727
================================================================================


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                   1999(1)         1998          1997          1996          1995        1994(2)(3)
=====================================================================================================================
Net Asset Value,
  Beginning of Period              $11.24          $12.43        $11.72        $11.48        $11.20        $12.50
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(4)           0.53            1.08          1.15          1.14          1.14          1.01
  Net realized and unrealized
    gain (loss)                     (0.08)          (1.14)         0.68          0.22          0.28         (1.30)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    0.45           (0.06)         1.83          1.36          1.42         (0.29)
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.53)          (1.13)        (1.12)        (1.12)        (1.12)        (1.01)
  Capital                              --              --            --            --         (0.02)           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.53)          (1.13)        (1.12)        (1.12)        (1.14)        (1.01)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                    $11.16          $11.24        $12.43        $11.72        $11.48        $11.20
---------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value*             0.90%++        (1.65)%       18.18%        21.07%         9.90%        (7.33)%++
---------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value*          4.28%++        (0.58)%       16.48%        12.86%        13.99%        (2.31)%++
---------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)           $806            $810          $883          $819          $802          $783
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                        1.20%+          1.18%         1.21%         1.21%         1.20%         1.15%+
  Net investment income              9.52+           8.81          9.63          9.85         10.02          9.09+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                38%             98%           87%           73%           59%           69%
---------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                   $10.688         $11.125       $12.438       $11.500       $10.500       $10.625
=====================================================================================================================

(1)   For the six months ended March 31, 1999 (unaudited).

(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.

(3)   Based on the weighted average shares outstanding for the period.

(4) The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                        Closing Price     Value           Paid         Price
================================================================================
1997
  October 22               $11.38        $11.65           0.0930      11.375
  November 25               11.25         11.77           0.0930      11.375
  December 23               11.38         11.84           0.0930      11.490
  January 28                11.75         11.94           0.0930      11.872
  February 25               11.75         12.09           0.0930      11.895
  March 24                  11.75         11.81           0.0930      11.710
  April 22                  11.75         11.67           0.0930      11.670
  May 27                    11.88         11.92           0.0930      11.920
  June 24                   12.06         12.13           0.0930      12.120
  July 22                   12.31         12.17           0.0930      12.170
  August 26                 12.25         12.24           0.0930      12.240
  September 23              12.38         12.38           0.0930      12.380
1998
  October 28                11.69         12.30           0.0930      12.200
  November 24               12.31         12.23           0.0930      12.230
  December 22               12.44         12.26           0.0930      12.260
  December 31               12.50         12.24           0.0375      12.240
  January 27                12.63         12.24           0.0930      12.240
  February 24               12.69         12.30           0.0930      12.300
  March 24                  11.88         12.29           0.0930      11.990
  April 21                  11.94         12.32           0.0890      11.880
  May 26                    11.50         12.25           0.0890      11.930
  June 23                   11.81         12.16           0.0890      11.900
  July 28                   11.56         12.21           0.0890      11.790
  August 25                 11.69         11.82           0.0890      10.810
  September 22              10.69         11.16           0.0890      10.850
1999
  October 27                11.06         10.73           0.0890      10.730
  November 23               11.19         11.29           0.0890      11.150
  December 21               10.44         11.18           0.0890      10.610
  January 26                10.38         11.30           0.0860      10.390
  February 23               10.50         11.16           0.0860      10.560
  March 23                  10.69         11.15           0.0860      10.570
================================================================================


--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 24, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Lee Abraham; Allan J. Bloostein, Jane F. Dasher and Richard E. Hanson, Jr. as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                            Shares      Percentage     Shares      Percentage
                             Voted       of Shares      Voted       of Shares
Name of Directors*            For          Voted       Against        Voted
================================================================================
Lee Abraham             68,089,341.957    98.478%   1,052,642.835     1.522%
Allan J. Bloostein      68,143,476.809    98.556%     998,507.983     1.444%
Jane F. Dasher          68,155,384.809    98.573%     986,599.983     1.427%
Richard E. Hanson, Jr.  68,122,137.957    98.525%   1,019,846.835     1.475%
================================================================================

The results of the vote on Proposal 2 were as follows:

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
68,174,360,680   98.601%    367,437.497     0.531%     600,186.615    0.868%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Donald R. Foley, Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to share holders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below under NAV or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
     HIGH INCOME
---------------------                               [GRAPHIC]
Opportunity Fund Inc.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSBC Fund Management Inc.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

           HIO                                 HIGH INCOME OPPORTUNITY FUND INC.
          Listed                               388 Greenwich Street
        NYSE[LOGO]                             New York, New York 10013
THE NEW YORK STOCK EXCHANGE
                                               FD0802 5/99